-1-

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report(Date of earliest event reported): January 24, 2000


                              Argonaut Group, Inc.

                 (Exact name of Registrant as specified in its charter)



              Delaware                    0-14950          95-4057601

       (State or other jurisdiction of   (Commission      (I.R.S. Employer
        incorporation or organization)    File Number)     Identification No.)


           250 Middlefield Road

           Menlo Park, California                   94025-3500
          ----------------------------------------------------
          (Address of principal executive offices)  (Zip code)



                               650.858.6600
   ------------------------------------------------------------------------
                 (Registrant's telephone number including area code)



                 1800 Avenue of the Stars, Suite 1175
                 Los Angeles, California   90067-4213
     ----------------------------------------------------------------
     (Former name and former address, if changed since last report)

Item 5.  Other Events.
         ------------

On January 24, 2000, the Company announced that Mark E. Watson III was elected President and Chief Executive Officer of Argonaut Group, Inc. Mr. Watson joined the Board of Directors of the Company in June, 1999, was appointed Vice President of Argonaut Group in October, 1999, and became President of Argonaut Insurance Company, the principal subsidiary of Argonaut Group, on January 10, 2000.

On January 24, 2000 the Company also announced the election of two new members to its Board of Directors: Judith R. Nelson and John Power, Jr. Ms. Nelson is a graduate of the University of Southern California Law School, and was employed at Teledyne, Inc. from 1968 to l997. She became Corporate Secretary of Teledyne in l987, and was appointed to the additional office of General Counsel in 1990. At Teledyne, she was responsible for the legal affairs of the firm's insurance and finance subsidiaries. While in active practice, she was a panelist or speaker at several American Bar Association and Practicing Law Institutes. Ms. Nelson is a member of the Board of Directors of Big Sisters of Los Angeles and has served as its interim CEO. She served several years as a director of Semtech Corporation and as a director of the Social and Public Arts Resource Center (SPARC).

John R. Power, Jr. is President of the Patrician Group, a private investment firm located in Lisle, Illinois. Mr. Power served as a member of America West Airline's Board of Directors and its Executive Committee from 1994 through 1998. He currently serves as a member of America West's Advisory Board, and is a Board member of Case Corporation's financial subsidiary. He continues to maintain active oversight with several charitable organizations. Prior to his position with the Patrician Group, Mr. Power served in various senior management positions with Chicago-based Continental Bank.

Also on January 24, it was announced that Charles E. Rinsch, who has served as President, Chief Executive Officer and on the Board of
Directors of Argonaut Group, Inc. for the past 12 years, has retired.

The Company's corporate headquarters has been changed to the following address:

Argonaut Group, Inc.
250 Middlefield Road

Menlo Park, California   94025-3500
Telephone: 650.858.6600

                                   SIGNATURE

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized:

                                                     ARGONAUT GROUP INC.


February 1, 2000                                     By: /s/ James B Halliday
                                                        ---------------------
                                              James B Halliday, Vice President,
                                              Secretary and Treasurer